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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 14, 2004

         IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-2)

                           Impac Secured Assets Corp.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                California                            333-85310-04                                 33-071-5871
-------------------------------------------      -----------------------                  ------------------------------
       (STATE OR OTHER JURISDICTION                    (COMMISSION                               (I.R.S. EMPLOYER
             OF INCORPORATION)                        FILE NUMBER)                             IDENTIFICATION NO.)

1401 Dove Street
Newport Beach, California                                                                             92660
-------------------------------------------                                               ------------------------------
           (ADDRESS OF PRINCIPAL                                                                    (ZIP CODE)
            EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (949) 475-3600






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



Item 2.

         Acquisition or Disposition of Assets.
         -------------------------------------

         On May 28, 2004, a single series of certificates, entitled Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2004-2 (the "Certificates"), were issued pursuant to an Pooling and Servicing Agreement, dated as of May 1, 2004 (the "Agreement") among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee").

         On June 14, 2004, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Company certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $40,046,757 with funds on deposit in the pre- funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 14, 2004, between the Company and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------
          4.1             Subsequent Transfer Instrument, dated as of June 14, 2004 between Impac
                          Secured Assets Corp. as Company and Deutsche Bank National Trust
                          Company, as Trustee. (In accordance with Rule 202 of Regulation S-T,
                          Exhibit 1, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            IMPAC SECURED ASSETS CORP.


                                            By: /s/ Richard J. Johnson
                                                ---------------------------
                                            Name:   Richard J. Johnson
                                            Title:  Chief Financial Officer


Dated: June 18, 2004

                                  EXHIBIT INDEX



Exhibit Number                                             Description
--------------                                             -----------
4.1                        Subsequent Transfer Instrument, dated as of June 14, 2004 between
                           Impac Secured Assets Corp. as Company and Deutsche Bank National
                           Trust Company, as Trustee. (In accordance with Rule 202 of Regulation
                           S-T, Exhibit 1, the mortgage loan schedule, is being filed in paper pursuant to a continuing hardship exemption.)

                                   EXHIBIT 4.1